UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 12, 2025

NRG ENERGY, INC.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-15891 (Commission File Number)	41-1724239 (IRS Employer Identification No.)

 910 Louisiana Street, Houston, Texas 77002

(Address of principal executive offices, including zip code)

(713) 537-3000
(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01	NRG	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure

On May 12, 2025, NRG Energy, Inc. (“NRG”) and LS Power Equity Advisors, LLC (“LS Power”) issued a joint press release announcing that they entered into a purchase and sale agreement, dated as of May 12, 2025, under which NRG will acquire a portfolio of natural gas generation facilities and a commercial and industrial virtual power plant platform from LS Power in a cash and common stock transaction (the “Transaction”). A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

NRG will discuss the Transaction on its previously scheduled conference call at 9:00 a.m. Eastern Time (8:00 a.m. Central Time) on May 12, 2025. Investors, the news media, and others may access the live webcast of the conference call and accompanying presentation materials by logging on to NRG’s website at www.nrg.com and clicking on “Presentations & Webcasts” in the “Investors” section found at the top of the home page. The webcast will be archived on the website for those unable to listen in real-time.

The information in this Item 7.01 and the Exhibit attached to this Current Report on Form 8-K are being furnished under Item 7.01 of Form 8-K. Such information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing and as set forth below.

The information required by Item 1.01 of Form 8-K, including a copy of the definitive agreement relating to the Transaction, will be filed in a separate Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

99.1	Press Release, dated May 12, 2025
104	Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NRG Energy, Inc.
(Registrant)

By:	/s/ Christine A. Zoino
Christine A. Zoino
Corporate Secretary

Dated: May 12, 2025